OTHER CHARGES (INCOME), NET	12 Months Ended
Dec. 31, 2011
OTHER CHARGES (INCOME), NET [Abstract]
OTHER CHARGES (INCOME), NET
20.	OTHER CHARGES (INCOME), NET

	For years ended December 31,
(Dollars in millions)	2011	2010	2009

Foreign exchange transactions (gains) losses, net	$(2)	$8	$5
Investments (gains) losses, net	(16)	(1)	5
Other, net	(1)	5	3
Other charges (income), net	$(19)	$12	$13

Included in other charges (income), net are gains or losses on foreign exchange transactions, results from equity investments, gains or losses on business venture investments, gains from the sale of non-operating assets, certain litigation costs, fees on securitized receivables, other non-operating income, and other miscellaneous items.  Investment gains in 2011 included increased earnings from the Nanjing, China joint venture and sales of business venture investments.